---------------------------------------------------------------------------
                                  SCHEDULE 14A
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                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed  by the  registrant  X
Filed by a party other than the registrant _

Check the appropriate box:
 _ Preliminary proxy statement
 X Definitive proxy statement
 _ Definitive additional materials
 _ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                   Interstate National Dealer Services, Inc.
               (Name of Registrant as Specified in Its Charter)

                   Interstate National Dealer Services, Inc.
                  (Name of Person(s) Filing Proxy Statement)

 Payment of filing fee (Check the appropriate box):
_ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
_ $500 per each party to the controversy  pursuant to Exchange Act Rule
    14a-6(i)(3).
_ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4) Proposed maximum aggregate value of transaction:


Set forth the amount on which the filing fee is calculated and how it was determined.

_ Check box if any part of the fee is offset as  provided  by  Exchange
  Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, schedule or registration statement no.:

     (3) Filing party:

     (4) Date filed:

                   INTERSTATE NATIONAL DEALER SERVICES, INC.
                               The Omni, Suite 700
                          333 Earle Ovington Boulevard
                          Mitchel Field, New York 11553



                                                                  March 14, 1997



Dear Stockholder:

      You are cordially invited to attend the 1997 annual meeting of stockholders which will be held on Wednesday, April 16, 1997, beginning at 11:00 a.m. at the Long Island Marriott, 101 James Doolittle Blvd., Uniondale, New York 11553.

      Information  about  the  meeting  and the  various  matters  on which  the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow. Also included is a Proxy Card and postage paid return envelope.

      It is important that your shares be represented at the meeting. Whether or not you plan to attend, we hope that you will complete and return your Proxy Card in the enclosed envelope as promptly as possible.

                                 Sincerely,

                             /s/ Chester J. Luby


                                 Chester J. Luby
                                 Chairman

             INTERSTATE NATIONAL DEALER SERVICES, INC.


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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 16, 1997

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      The annual meeting of stockholders of Interstate National Dealer Services,
Inc. (the "Company") will be held at the Long Island Marriott, 101 James Doolittle Blvd., Uniondale, New York 11553 on Wednesday, April 16, 1997, at 11:00 a.m., local time, for the following purposes:

      1. To elect two directors each for a term expiring at the 2000 annual meeting of stockholders.

      2. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

      The Board of Directors has fixed March 14, 1997 as the record date for determining the stockholders entitled to receive notice of and to vote at the meeting.

      STOCKHOLDERS  ARE CORDIALLY  INVITED TO ATTEND THE MEETING IN PERSON.

      YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                    By Order of the Board of Directors

                                   /s/ Zvi D. Sprung


                                    Zvi D. Sprung
                                    Secretary

March 14, 1997
Mitchel Field, New York

             INTERSTATE NATIONAL DEALER SERVICES, INC.
                        The Omni, Suite 700
                   333 Earle Ovington Boulevard
                   Mitchel Field, New York 11553


                          PROXY STATEMENT

                  Annual Meeting of Stockholders
                           April 16, 1997


                           INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Interstate National Dealer Services, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's issued and outstanding shares of common stock, $.01 par value per share (the "Shares"), to be used at the Annual Meeting of Stockholders to be held on Wednesday, April 16, 1997 at the Long Island Marriott, 101 James Doolittle Blvd., Uniondale, New York 11553 at 11:00 a.m. local time, and any adjournment(s) or postponement(s) of such meeting (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting.

      This Proxy Statement and enclosed form of proxy are first being mailed to the stockholders of the Company on or about March 14, 1997.

      At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following proposals:

          1. The election of two directors; and

          2. Such other business as may properly come before the Annual Meeting.

      Only the holders of record of the Shares at the close of business on March 14, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Each Share is entitled to one vote on all matters. As of the Record Date, 3,394,233 Shares were outstanding.

      A majority of the Shares outstanding must be represented at the Annual Meeting in person or by proxy to constitute a quorum for the transaction of business at the Annual Meeting.

      In order to be elected as a director, a nominee must receive a plurality of all the votes cast at the Annual Meeting. For purposes of calculating votes cast abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the election of directors.

      It should be noted that all of the directors and executive officers of the Company, who with their family members collectively own or hold proxies to vote approximately 31.8% of the Shares outstanding as of March 14, 1997, have advised the Company that they intend to vote in favor of the nominees for director.

      The Shares represented by all properly executed proxies returned to the Company will be voted at the Annual Meeting as indicated or, if no instruction is given, in favor of all proposals. As to any other business which may properly come before the Annual Meeting, all properly executed proxies will be voted by the persons named therein in accordance with their best judgment. The Company does not presently know of any other business which may come before the Annual Meeting. Any person giving a proxy has the right to revoke it at any time before it is exercised (a) by filing with the Secretary of the Company a duly signed revocation or a proxy bearing a later date or (b) by electing to vote in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

      NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.

                            PROPOSAL 1

                       ELECTION OF DIRECTORS

Nomination and Election of Two Directors

      The Company's Board of Directors (the "Board") currently consists of five members. The directors are divided into three classes, consisting of two members (the "Class I Directors") whose terms will expire at the 1998 annual meeting of stockholders, one member (the "Class II Director") whose term will expire at the 1999 annual meeting of stockholders, and two members (the "Class III Directors") whose terms will expire at this Annual Meeting.

      Pursuant to the Company's Amended and Restated Certificate of Incorporation, at each Annual Meeting the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Accordingly, at the Annual Meeting, the Class III Directors will be elected to hold office for a term of three years until the annual meeting of stockholders to be held in 2000, and until their respective successors are duly elected and qualified.

      Except where otherwise instructed, proxies solicited by this Proxy Statement will be voted for the election of the Board's nominees listed below. Each such nominee has consented to be named in this Proxy Statement and to continue to serve as a director if elected.

Nominees for Election as Directors

      The information below relating to the nominees for election as directors and for each of the other directors whose terms of office continue after the Annual Meeting has been furnished to the Company by the respective individuals. In addition to the directors set forth below, Mr. Louis F. Dente served as a Director of the Company from 1991 until his retirement as a director of the Company on January 6, 1997.

      Other than Chester Luby and Cindy Luby, who are father and daughter, none of the directors or executive officers of the Company are related.

      Chester J. Luby, age 65, has been the Chairman, Chief Executive Officer and a director of the Company since its inception in 1991. Prior thereto, for more than five years, Mr. Luby was the president and a principal stockholder of Target Agency, Inc. ("Agency"), Target Insurance Ltd., a Bermuda joint stock company ("Target"), and Dealers Extended Services, Inc. ("DESI"), private companies involved in various aspects of insurance and service contract businesses. Prior to 1983, Mr. Luby owned and operated several automotive dealerships. Mr. Luby is a graduate of the University of Chicago and Yale Law School and a member of the New York and Florida bars.

      Donald Kirsch, age 65, has been Chairman and President of The Wall Street Group, Inc. and President and Chief Executive Officer of Wall Street Consultants, Inc., financial consulting and public relations firms, for more than five years. He was elected as a director by the Board in December 1996.

-------------------------------------------------------------------
The Board  recommends  a vote "FOR" the election of each of Chester
J. Luby and Donald Kirsch for a three-year term expiring at the annual meeting to be held in 2000.
-------------------------------------------------------------------

Other  Directors  whose Terms of Office  Continue after the Annual
Meeting

      Information concerning the other directors whose terms do not expire at the Annual Meeting is set forth below.

      Cindy H. Luby, age 42, was elected President and Chief Operating Officer of the Company in December 1995 and has been a director of the Company since its inception. Ms. Luby was Vice President, Chief Financial Officer, Treasurer and Secretary of the Company from its inception in 1991 until December 1995. Prior thereto, for more than five years, Ms. Luby was a vice president of Agency, Target and DESI. Ms. Luby is a licensed life and property and casualty insurance agent and is a graduate of Wellesley College and General Motors School of Merchandising and Management.

      William H. Brown, age 66, has been President of Leroy Holdings, Inc., a privately held vehicle leasing company, for more than five years. He has been a director of the Company since September 1994.

      Robert E. Schulman, age 71, is President of MRN Capital Company, a private venture capital company, and Vice President and Director of Carbo Industries, Inc., an oil distribution company. From 1969 to December 31, 1993, he was President and Chairman of the Board of Sound One Corp., a public motion picture post production company. He is currently a financial tax consultant to various companies and a certified public accountant and has been a director of the Company since September 1994.

Board of Directors' Meetings

      During the Company's fiscal year ended October 31, 1996, the Board held three meetings.

Board Committees

      The Board has an Audit Committee, a Stock Option Committee and a Compensation Committee. All three committees have two members, Messrs. William Brown and Robert Schulman. The Board does not have a nominating committee or a committee performing the functions of a nominating committee; the Board performs the functions of such a committee.

      The function of the Audit Committee is to review the results and scope of the audits and other services provided by the Company's independent public accountants. The Audit Committee also reviews related party transactions. No member of the Audit Committee is an employee of the Company. The Audit Committee met once during the fiscal year ended October 31, 1996.

      The Stock Option Committee is responsible for administering the Company's Amended and Restated 1993 Stock Option Plan, as amended (the "Option Plan") and the Company's 1996 Incentive Plan (the "Incentive Plan"). The Stock Option Committee met once during the fiscal year ended October 31, 1996.

      The Compensation Committee determines and reviews the compensation of the Company's senior management. The Compensation Committee met once during the fiscal year ended October 31, 1996.

Directors' Compensation

      Each non-employee director of the Company receives a fee of $1,000 for attendance at Board or committee meetings. In addition, each employee of the Company who is also a director of the Company is entitled, pursuant to the provisions of the Option Plan and the Incentive Plan, to grants of options to purchase Shares. Such employee directors are not paid any directors' fees. In addition, the Company reimburses all of its directors for travel expenses incurred in connection with their activities on behalf of the Company.

      During the fiscal year ended October 31, 1996, 136,434 options were granted to employee directors pursuant to the Option Plan. In June 1996, an additional 180,000 options were granted to employee directors. In January 1996, Chester Luby and Cindy Luby exercised 10,000 and 13,600 options, respectively. As of March 14, 1997, Chester Luby and Cindy Luby had options under the Option Plan to purchase 100,000 and 91,834 Shares, respectively (collectively, the "Director Options"), of which 65,000 and 59,234 Shares, respectively, are currently exercisable. The unvested Director Options become exercisable at the rate of 20% per year. In addition, as of March 14,1997, Chester Luby and Cindy Luby had options to purchase 100,000 and 80,000 Shares, respectively, all of which are currently exercisable.

      In 1996, directors of the Company who were not otherwise affiliated with the Company were awarded options to purchase 15,000 Shares under the Incentive Plan. Messrs. Schulman and Brown were granted these options in April 1996 upon approval by the Company's stockholders of the Incentive Plan. In addition, Mr. Kirsch was granted options to purchase 15,000 Shares in December 1996 upon his election to the Board. The options held by Messrs. Schulman, Brown and Kirsch, none of which are currently exercisable, become exercisable at the rate of 5,000 options per year.

                        EXECUTIVE OFFICERS

      The following information is provided with respect to the executive officers and certain significant employees of the Company. Executive officers are chosen by and serve at the discretion of the Board.

     Chester J. Luby, Chairman and Chief Executive Officer. Biographical information regarding Mr. Luby is set forth under "Proposal I - Election of Directors."

     Cindy H. Luby, President and Chief Operating Officer. Biographical information regarding Ms. Luby is set forth under "Proposal I - Election of Directors."

      Lawrence J. Altman, age 49, has been the Vice President, Marketing, of the Company since its inception in 1991. Prior thereto, for more than five years Mr. Altman was a vice president of Agency and DESI. From 1973 to the present, Mr. Altman has been in the vehicle service contract industry as an employee of companies selling or designing, marketing and administering such contracts as well as an independent agent marketing such contracts.

Zvi D. Sprung, age 47, joined the Company in August 1995 as Controller and was elected Chief Financial Officer, Treasurer and Secretary of the Company in December 1995. Prior to joining the Company, Mr. Sprung was Controller of Advanced Media, Inc. from March 1994 to August 1995. Prior thereto, Mr. Sprung was Chief Financial Officer of Pharmhouse Corp. from 1992 to 1994 and Controller of Long Lake Energy Corporation from 1987 to 1992. Mr. Sprung is a Certified Public Accountant in the State of New York.

      Albert V. Meneses, age 45, was elected Vice President, Claims of the Company in April 1995. From the Company's inception in 1991 until 1994, Mr. Meneses was Claims Supervisor of the Company and from 1994 until April 1995, Mr. Meneses was Claims Manager of the Company. From 1989 to 1991, Mr. Meneses was a Claims Adjuster for INDS Group, Inc., and from 1972 to 1989, Mr. Meneses was in the automotive industry as a service manager for various dealers and distributors.

                             EXECUTIVE COMPENSATION

      The following table summarizes the compensation paid or accrued by the Company for services rendered during the years indicated to the Company's Chief Executive Officer and to its executive officers whose salaries and bonuses exceeded $100,000 during the fiscal year ended October 31, 1996 (the "Named Executives"). The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during the years indicated.


                          Summary Compensation Table


                                                    Long-Term
                                                   Compensation
                    Fiscal Year        Annual       Securities
  Name and            Ended          Compensation   Underlying     All Other
Principal Position  October 31,    Salary    Bonus   Options    Compensation (4)

Chester J.Luby (1)    1996       $153,975  $72,815   170,000       $62,920
 Chairman and Chief   1995        150,000   37,484    15,000        60,000
 Executive Officer    1994        143,500
       -

Cindy H. Luby (2)     1996        106,184   48,543   146,434          -
 Presient and Chief   1995         73,980   24,990     5,000          -
 Operating Officer    1994         73,266     -                       -

Lawrence J. Altman(3) 1996        134,702    5,000    26,500          -
 Vice President,      1995        104,300     -        5,000          -
    Marketing         1994         76,426     -                       -



(1) Annual compensation paid to Mr. Luby was pursuant to an Employment Agreement effective as of December 1, 1993 between the Company and Mr. Luby, as amended.

(2) Annual compensation paid to Ms. Luby was pursuant to an Employment Agreement effective as of December 1, 1993 between the Company and Ms. Luby, as amended.

(3) Annual compensation paid to Mr. Altman was pursuant to an Employment Agreement effective as of December 1, 1993 between the Company and Mr. Altman, as amended.

(4) Amount represents split dollar life insurance premiums paid by the Company for the benefit of Mr. Luby. Amount does not include certain other personal benefits, the total value of which was less than the lesser of $50,000 or ten percent of the total salary and bonus paid or accrued by the Company for services rendered by such officer during the fiscal year indicated.


    The following table sets forth certain information concerning options to purchase Shares ("Options") granted during the fiscal year ended October 31, 1996 to the Named Executives.

                      Option Grants in Last Fiscal Year



                Number of    Percentage of Total
                Securities      Option Shares
                Underlying     Granted Employees   Exercise Price   Expiration
 Name         Options Granted   in Fiscal 1996        Per Share        Date

Chester J.Luby (1) 10,000          2.27%              $1.4438       12/18/2005
               (1) 10,000          2.27%               1.9688       12/18/2005
               (2) 50,000         11.37%               4.2500       06/12/2006
               (2) 50,000         11.37%               4.5000       06/12/2006
               (2) 50,000         11.37%               4.7500       06/12/2006


Cindy H. Luby  (1) 10,000          2.27%              $1.3125       12/18/2005
               (1) 10,000          2.27%               1.9688       12/18/2005
               (2) 46,434         10.55%               4.2500       06/12/2006
               (2) 40,000          9.09%               4.5000       06/12/2006
               (2) 40,000          9.09%               4.7500       06/12/2006

Lawrence J.    (1)  2,500          0.57%              $1.3125       12/18/2005
 Altman        (3)  8,000          1.82%               4.2500       06/12/2006
               (3)  8,000          1.82%               4.5000       06/12/2006
               (3)  8,000          1.82%               4.7500       06/12/2006

(1) These Options became exercisable in December 1996 at an annual rate of 20% of the underlying Shares.
(2) These Options became exercisable in June 1996.
(3) These Options become exercisable in June 1997 at an annual rate of 20% of the underlying Shares.

    The following table sets forth information concerning the exercise of Options by the Named Executives during the fiscal year ended October 31, 1996 and the value of unexercised Options as of October 31, 1996 held by the Named Executives.


            Aggregated Option Exercises in Last Fiscal Year
                                       and
                          Fiscal Year End Option Values


              Shares                                      Value of Unexercised
             Acquired     Value   Number of Unexercised   In-the-Money Options
            on Exercise Realized   Options at October    at October 31, 1996(1)
                                       31,1996
                                  Exercis-  Unexercis-   Exercis-    Unexercis-
                                    able        able       able          able
Chester Luby  10,000    $  9,750   158,000     42,000    $118,375     $156,519
Cindy Luby    13,600      13,260   134,234     37,600     107,995      146,117
Lawrence
 Altman       10,000      26,625    11,400     44,100      52,053      100,535


 (1)An individual upon exercise of an Option, does not receive cash equal to the amount contained in the Value of Unexercised In-the-Money Options at October 31, 1996 column. Instead, the amounts contained in such column reflect the increase in the price of the Company's Shares from the Option grant date to October 31, 1996, multiplied by the number of Shares covered by the Option. The increases reflected above are based on the closing price of $5.0625 per Share on the NASDAQ SmallCap Market on October 31, 1996. No cash is realized until the Shares received upon exercise of an Option are sold.

Stock Option Plan

    The Company's Amended and Restated 1993 Stock Option Plan, as amended (the "Option Plan"), is designed to attract, retain and motivate key employees by granting them Options. The Option Plan provides for the grant of a maximum of 344,000 Shares and permits the granting of Options to employees which are either "incentive stock options" ("ISOs") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified stock options" ("NSOs"). The Option Plan is administered by the Stock Option Committee of the Board consisting of Robert Schulman and William Brown, independent directors of the Board of Directors. Subject to the terms of the Option Plan, such Committee determines the recipients of Options and the number of Options to be granted under the Option Plan. The Option Plan also provides for the Stock Option Committee to establish an exercise price for ISOs and NSOs that is not less than the fair market value per share at the date of grant. In January 1997, Mr. Altman exercised 10,000 Options under the Option Plan. As of March 14, 1997, options to purchase 266,834 Shares were outstanding under the Option Plan, 148,234 of which are exercisable. Under the Option Plan, a total of 8,100 additional Options may be granted.

Incentive Plan

    The Company's Incentive Plan, is designed to assist the Company in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and employees of the Company who will contribute to the Company's long-term success. The Incentive Plan authorizes the granting of incentive awards through grants of Options, grants of Share appreciation rights, grants of Share purchase awards and grants of restricted Shares (collectively, "Awards"). The Incentive Plan provides for the grant of a maximum of 300,000 Shares and permits the granting of Options which are either ISOs meeting the requirements of Section 422 of the Code, or NSOs. The Incentive Plan is administered by the Stock Option Committee which determines the recipients of Awards to be granted under the Incentive Plan.

    In addition to grants of discretionary Awards by the Stock Option Committee , the Incentive Plan provides for automatic grants of Options to purchase 15,000 Shares to all independent directors (as defined in the Incentive Plan) at an exercise price equal to the fair market value of the Shares, initially upon adoption of the Incentive Plan by the stockholders of the Company and, thereafter, upon the appointment of an independent director to the Board. As a result of this provision of the Incentive Plan, Options to purchase 15,000 Shares were automatically granted to each of Messrs. Schulman and Brown in April 1996 and Options to purchase 15,000 Shares were automatically granted to Mr. Kirsch upon his election in December 1996. As of March 14, 1997, Options to purchase 120,000 Shares were outstanding under the Incentive Plan, none of which are currently exercisable.

Employment Agreements

      On December 1, 1993, the Company entered into a five-year employment agreement with Chester J. Luby providing for his employment as Chairman and Chief Executive Officer of the Company at an annual salary of $150,000 plus a non-accountable reimbursement of expenses of $1,000 per month. In fiscal 1996, Mr. Luby and the Company amended the employment agreement to extend its term for an additional five years from the original date of termination. Pursuant to his employment agreement, Mr. Luby is entitled to receive during the term of such agreement, an annual bonus at the discretion of the Company's Board and reimbursement for membership in certain organizations. Mr. Luby is also provided with the use of a leased car and reimbursed for all operating expenses thereof. Under the terms of such agreement, if Mr. Luby's employment with the Company is terminated other than for cause, he is entitled to receive compensation in an amount equal to the greater of (a) the aggregate salary and discretionary bonus paid or payable by the Company for the most recent two fiscal years prior to his termination of employment and (b) the aggregate salary payable to Mr. Luby from the date of termination of employment through the expiration of such agreement. The employment agreement also provides for assistance to Mr. Luby with respect to the purchase by his trustee of split-dollar life insurance policies which benefit Mr. Luby and his family. The amounts disbursed by the Company are recorded as non-interest bearing loans and total $122,920 as of October 31, 1996. This amount will be reimbursed to the Company in the event of death of the insured or termination of the agreement.

    On December 1, 1993, the Company entered into a five-year employment agreement with Cindy H. Luby providing for her employment as Chief Financial Officer at an annual salary of $72,000 plus a non-accountable reimbursement of expenses of $250 per month. On December 18, 1995, Ms. Luby's employment agreement was amended to promote Ms. Luby to the positions of Chief Operating Officer and President at an annual salary of $100,000 effective as of November 1, 1995. In fiscal 1996, Ms. Luby and the Company further amended the agreement to extend its term for an additional five years from the original date of termination. Pursuant to her employment agreement, Ms. Luby is entitled to receive during the term of such agreement, an annual bonus at the discretion of the Company's Board. Ms. Luby is also provided with the use of a leased car and is reimbursed for all operating expenses thereof. Under the terms of such agreement, if Ms. Luby's employment with the Company is terminated other than for cause, she is entitled to receive an amount equal to the aggregate salary paid or payable by the Company for the most recent two fiscal years prior to her termination of employment.

    As of December 1, 1993, the Company entered into a five-year employment agreement with Lawrence J. Altman providing for his employment as Vice President, Marketing of the Company at an annual salary of $69,150 including reimbursement of expenses incurred in connection with the use of his car. Mr. Altman also receives monthly commissions in an amount equal to 2% of (a) all administrative fees paid to the Company during such month minus (b) the aggregate selling expenses incurred for such month minus (c) $150,000. In fiscal 1996, Mr. Altman and the Company amended the employment agreement to extend its term for an additional three years from the original date of termination. Pursuant to his employment agreement, Mr. Altman is entitled to receive during the term of such agreement, an annual bonus at the discretion of the Company's Board. Under the terms of such agreement, if Mr. Altman's employment with the Company is terminated other than for cause, he is entitled to receive compensation in an amount equal to the aggregate salary paid or payable by the Company to him for the most recent two fiscal years prior to his termination of employment.

Certain Relationships and Related Transactions

    On October 25, 1991, in connection with the acquisition by the Company of certain assets of INDS Group, Inc., of which Louis Dente is a controlling shareholder (the "Acquisition"), Target, a Bermuda joint stock company wholly owned by Chester Luby and Joan Luby, made a $200,000 loan to the Company, which loan matured and was paid in October 1996. The loan bore interest at a rate per annum equal to the greater of (i) 10% and (ii) 1% plus the prime rate.

    In connection with the Acquisition, INDS Holdings, Inc. ("Holdings"), a company controlled by Chester Luby and Joan Luby, purchased 935,000 Shares. Upon consummation of the Acquisition, all of the common stock of Holdings was owned by Mr. and Mrs. Luby, and Target owned all of the preferred stock of Holdings. In November 1993, Holdings was merged into the Company and, in connection therewith, the Company issued to each of Mr. and Mrs. Luby 467,500 Shares and issued to Target a promissory note in the amount of $60,000. This note, which bears interest at the rate of 8% per annum, matures on October 21, 1997. The Company has the right to prepay the note at any time. In addition, in connection with the merger, the Company assumed the obligations of Holdings under a promissory note to Target in the amount of $100,000 arising out of a loan made by Target to Holdings. This note bears interest at 8.5% per annum, matures on October 21, 1997, and is prepayable at any time by the Company.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of Shares, as of March 14, 1997, by each person who beneficially owns more than five percent of such Shares, by each director of the Company, by each executive officer of the Company and by all directors and executive officers of the Company as a group. Each person named in the table has sole voting and investment power with respect to all Shares shown as beneficially owned by him or it, except as otherwise set forth in the notes to the table.

                                              Shares        Percent of Shares
Name and Address of                         Beneficially       Beneficially
  Beneficial Owner                            Owned              Owned (1)

Chester J. Luby                              680,800(2)           19.0%
  333 Earle Ovington Blvd.
  Mitchel Field, New York 11553

Louis F. Dente                               409,116(3)           12.1%
  384 Ocean Avenue North.
  Long Branch, New Jersey 07740

Joan S. Luby                                 492,500(4)           14.5%
  333 Earle Ovington Blvd.
  Mitchel Field, New York 11553

Cindy H. Luby                                186,394(5)            5.2%
  333 Earle Ovington Blvd.
  Mitchel Field, New York 11553

Lawrence J. Altman                            67,500(6)            2.0%
  333 Earle Ovington Blvd.
  Mitchel Field, New York 11553

Zvi D. Sprung                                 14,500(7)             -
  333 Earle Ovington Blvd.
  Mitchel Field, New York 11553

Robert E. Schulman                           101,534(8)            3.0%

William H. Brown                              18,000(9)             -

Donald Kirsch                                 15,000(10)            -

First Wilshire Securities Management, Inc.   408,000(11)          12.1%

All directors and executive officers
 as a group (seven persons)                1,083,728              28.0%

(1) Excludes (i) 1,225,100 Shares issuable upon the exercise of the Warrants issued to the public as part of the Company's public offering; (ii) 110,000 Shares issuable upon the exercise of the Unit Purchase Options issued to the underwriters in the Company's IPO and (iii) 110,000 Shares issuable upon exercise of the Warrants issued as part of the Units comprising the Unit Purchase Options. Amount and Percent of Shares Beneficially Owned was computed based on 3,394,233 Shares outstanding on March 14, 1997 and, in each person's case, the number of Shares issuable upon the exercise of Options and/or Independent Director Warrants (defined below) held by such person, or in the case of all directors and executive officers as a group, the number of Shares issuable upon the exercise of Options and/or Independent Director Warrants held by all such members of such group, but does not include the number of Shares issuable upon the exercise of any other outstanding Options and/or Independent Director Warrants.

(2) Includes 200,000 Shares issuable upon the exercise of Options, 165,000 of which are currently exercisable and the balance of which become exercisable at the rate of 12,000 Options per year.

(3) Includes 2,266 Shares owned by Mr. Dente's wife.

(4) Includes 15,000 Shares issuable upon the exercise of Options, 5,000 of which are currently exercisable and the balance of which become exercisable at the rate of 5,000 Options per year.

(5) Includes 171,834 Shares issuable upon the exercise of Options, 139,234 of which are currently exercisable and the balance of which become exercisable at the rate of 11,800 Options per year. Also includes 960 Shares owned by Ms. Luby's husband, of which Ms. Luby disclaims beneficial ownership.

(6) Includes 45,500 Shares issuable upon the exercise of Options, 2,900 of which are currently exercisable and the balance of which become exercisable at the rate of 13,100 Options per year. Mr. Altman exercised 10,000 Options on January 15, 1997.

(7) All of these Shares are issuable upon the exercise of Options, 500 of which are currently exercisable and the balance of which become exercisable at the rate of 2,900 Options per year.

(8) Includes (a) 15,000 Shares issuable upon the exercise of Options, none of which are currently exercisable and which become exercisable at the rate of 5,000 Options per year, (b) 3,000 Shares issuable upon exercise of warrants to purchase Shares (the "Independent Director Warrants"), 1,200 of which are currently exercisable and the balance of which become exercisable at the rate of 600 Independent Director Warrants per year and (c) 83,534 Shares owned by MRN Capital Company of which Mr. Schulman is a controlling person.

(9) Includes (a) 15,000 Shares issuable upon the exercise of Options, none of which are currently exercisable and which become exercisable at the rate of 5,000 Options per year and (b) 3,000 Shares issuable upon exercise of Independent Director Warrants, 1,200 of which are currently exercisable and the balance of which become exercisable at the rate of 600 Independent Director Warrants per year.

(10)All of these Shares are issuable upon the exercise of Options, none of which are currently exercisable and which become exercisable at the rate of 5,000 Options per year.

(11)Pursuant to a Schedule 13G supplied to the Company in July 1996. First Wilshire Securities Management, Inc., a broker and investment advisor, has sole voting power over 86,800 of the 408,000 Shares.


             SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE

      Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended October 31, 1996, all Section 16 filing requirements were complied with by the Company's officers, directors and greater than 10% stockholders, other than the exercise of 2,266 Options and purchase of the underlying Shares by the wife of Louis Dente in January 1996 which was reported by Mr. Dente in a Form 5 filed in January 1997.

                              STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices not later than November 14, 1997 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

      In addition, the Bylaws of the Company provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must be given to the secretary of the Company no more than 60 days nor less than 30 days prior to the annual meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, then a stockholder must give notice to the secretary of the Company no more than 10 days following the day on which notice of the annual meeting was mailed or public disclosure was made to stockholders. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.


                         FINANCIAL AND OTHER INFORMATION

      The Company's Annual Report for the fiscal year ended October 31, 1996, including financial statements, is being furnished to stockholders concurrently with this Proxy Statement.

                            EXPENSES OF SOLICITATION

      The cost of soliciting proxies will be borne by the Company. Brokers and nominees should forward soliciting materials to the beneficial owners of the Shares held of record by such persons, and the Company will reimburse them for their reasonable forwarding expenses. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company, who will not be specially compensated for such services, by means of personal calls upon, or telephonic or telegraphic communications, with stockholders or their personal representatives.



                                  OTHER MATTERS


      The Board knows of no matters other than those described in this Proxy Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment.




March 14, 1997                      By Order of the Board of Directors

                                    /s/ Zvi D. Sprung


                                    Zvi D. Sprung, Secretary